UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2011
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to provide additional detail regarding the performance of Caterpillar Inc. (the “Company”) during the fiscal year ended December 31, 2010.  In particular, Exhibit 99.1 to this Current Report on Form 8-K contains information regarding sales and revenues and operating profit attributable to each of the Company’s reportable segments during each fiscal quarter for the fiscal year ended December 31, 2010.  The information in Exhibit 99.1 reflects the revised segment presentation that the Company began using with the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2011 and which was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:
	99.1	2010 Segment Sales and Revenues and Operating Profit by Quarter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

July 12, 2011	By:	/s/James B. Buda
James B. Buda
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	2010 Segment Sales and Revenues and Operating Profit by Quarter